                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May 27, 2009

      DAVIDSON GROWTH PLUS, L.P.

(Exact name of Registrant as specified in its charter)

            Delaware                  0-15675                 52-1462866

 (State or other jurisdiction       (Commission            (I.R.S. Employer

         of incorporation or        File Number)        Identification Number)

           organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Davidson Growth Plus, L.P., a Delaware limited partnership (the “Registrant”), owns a 99% interest in The New Fairways, L.P., a Delaware limited partnership (the “Partnership”). The Partnership owns The Fairway Apartments (“Fairway”), a 256-unit apartment complex located in Plano, Texas.   On May 5, 2009 (the “Effective Date”), the Partnership entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, RRM – I, LLC, a Louisiana limited liability company (the “Purchaser”), to sell Fairways to the Purchaser for a total sales price of $12,100,000.

On May 27, 2009, the Purchaser delivered written notice of its election to terminate the Purchase Agreement.  Pursuant to its terms, the Purchase Agreement was terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDSON GROWTH PLUS, L.P.

By:   Davidson Growth Plus G.P. Corporation

Managing General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Vice President

Date: May 29, 2009